EXECUTION VERSION

THIRD AMENDMENT dated as of January 22, 2021 (this “Amendment”) to the CREDIT AGREEMENT dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016, and as further amended and restated as of August 28, 2019 (as amended and in effect prior to the effectiveness of this Amendment, the “Credit Agreement”), among NCR CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower and the Lenders whose signatures appear below, constituting all of the Revolving Lenders and the Required Lenders (collectively, the “Consenting Lenders”) have determined that, due to an administrative error, the current terms of the Credit Agreement do not reflect the intention of the parties with respect to the subject matter of this Amendment; and
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner set forth below, and the Consenting Lenders are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended hereby).
SECTION 2. Amendments to the Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a) the definition of “Disqualified Equity Interests” in Section 1.01 of the Credit Agreement is amended and restated as follows:
““Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:
(a)     matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise;
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(b)     is convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or
(c)    is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by the Company or any Subsidiary, in whole or in part, at the option of the holder thereof;
in each case, on or prior to the date 180 days after the latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Effective Date, the Effective Date); provided, however, that (i) an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change of control” (or similar event, however denominated) shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after repayment in full of all the Loans and all other Loan Document Obligations that are accrued and payable, the cancellation or expiration of all Letters of Credit and the termination or expiration of the Commitments, (ii) an Equity Interest in any Person that is issued to any employee or to any plan for the benefit of employees or by any such plan to such employees shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by such Person or any of its subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability and (iii) the Existing Preferred shall not constitute Disqualified Equity Interests.”
(b) the definition of “Existing Preferred” in Section 1.01 of the Credit Agreement is amended and restated as follows:
“Existing Preferred” means the Company’s Series A Convertible Preferred Stock, par value $0.01, outstanding on the Effective Date.”
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Consenting Lenders that:
(a)    This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
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(b)    On the Third Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case, as though made on and as of the Third Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.
(c) On and as of the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts (which may include telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page of a signed counterpart of this Amendment) hereof that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower and Lenders constituting all of the Revolving Lenders and the Required Lenders. The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents in similar or different circumstances.
(b)    Notwithstanding anything to the contrary in the Credit Agreement, for purposes of determining the Applicable Rate under the Credit Agreement the Leverage Ratio for the four fiscal quarter period ended September 30, 2020 shall be recalculated after giving effect to this Amendment and a revised Compliance Certificate for such period shall be delivered by the Company to the Administrative Agent and each of the Revolving Lenders on the Third Amendment Effective Date (the “Revised Compliance Certificate”). Solely for the period from and after the Third Amendment Effective Date (but not for any day prior thereto) and until the next date on which the Applicable Rate is determined in accordance with the definition thereof in the Credit Agreement, the Applicable Rate shall be determined by reference to the Revised Compliance Certificate.
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(c)    On and after the Third Amendment Effective Date, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
(d)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and each other Loan Document.
SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 10. Incorporation by Reference. The submission to jurisdiction, service of process, venue, judgment currency, waiver of immunity, waiver of jury trial and electronic signature provisions set forth in the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

NCR CORPORATION,
by
/s/ Michael Nelson
Name: Michael Nelson
Title: Treasurer

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[Signature Page to Third Amendment]
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JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,
by
/s/ Matthew Cheung
Name: Matthew Cheung
Title: Vice President

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[Signature Page to Third Amendment]
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SIGNATURE PAGE TO THE THIRD AMENDMENT TO
THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: BANK OF AMERICA, N.A.

by
/s/ Kyle Oberkrom
Name: Kyle Oberkrom
Title: Vice President

Name of Lender: MUFG Bank, Ltd.

by
/s/ Joseph Siri
Name: Joseph Siri
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by
/s/ Andrew Fraser
Name: Andrew Fraser
Title: Vice President

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Name of Lender: Royal Bank of Canada

by
/s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender: Wells Fargo Bank, N.A.

by
/s/ Harjot K. Sandhu
Name: Harjot K. Sandhu
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

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Name of Lender: TRUIST BANK, as successor by merger to SUNTRUST BANK,

by
/s/ David Bennett
Name: David Bennett
Title: Director

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Name of Lender: Capitol One, National Association

by
/s/ Timothy A. Ramijanc
Name: Timothy A. Ramijanc
Title: Duly Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender: FIFTH THIRD BANK, NATIONAL ASSOCIATION

by
/s/ Dan Komitor
Name: Dan Komitor
Title: Managing Director

For any Lender requiring a second signature block:

by

Name:
Title:

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Name of Lender: CITIBANK, N.A.

by
/s/ James M. Walsh
Name: James M. Walsh
Title: Managing Director

Name of Lender: Santander Bank, N.A.

by
/s/ Donna Cleary
Name: Donna Cleary
Title: Senior Director

Name of Lender: TD Bank, N.A.

by
/s/ Vijay Prasad
Name: Vijay Prasad
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender: UNICREDIT BANK AG, NEW YORK BRANCH

by
/s/ Douglas Riahi
Name: Douglas Riahi
Title: Managing Director
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by
/s/ Bryon Korutz
Name: Bryon Korutz
Title: Associate Director

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Name of Lender: TRUIST BANK, formerly known as BRANCH BANKING & TRUST COMPANY by
/s/ David Bennett
Name: David Bennett
Title: Director

Name of Lender: HSBC Bank USA, National Association

by
/s/ Chris Burns
Name: Chris Burns
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender: KeyBank National Association

by
/s/ Karson Malecky
Name: Karson Malecky
Title: Vice President

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For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender: THE NORTHERN TRUST COMPANY

by
/s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Vice President

Name of Lender: STANDARD CHARTERED BANK

by
/s/ James Beck
Name: James Beck
Title: Associate Director

Name of Lender: People’s United Bank, N.A.

by
/s/ Darci Buchanan
Name: Darci Buchanan
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:
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Name of Lender: Synovus Bank

by
/s/ Chandra Cockrell
Name: Chandra Cockrell
Title: Corporate Banker

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Name of Lender: First Horizon Bank (successor in interest to Capital Bank, a division of First Tennessee Bank, N.A.)

by
/s/ Terence J Dolch
Name: Terence J Dolch
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender: First National Bank of Omaha

by
/s/ Dale Ervin
Name: Dale Ervin
Title: Director

For any Lender requiring a second signature block:

by

Name:
Title:

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